Warrant liabilities	12 Months Ended
Dec. 31, 2024
Warrant Liabilities [Abstract]
Warrant liabilities	Warrant liabilities
The Reverse Recapitalization (see note 31) has included the issuance of 1,492,307 warrants. Each warrant entitles the holder to purchase one Class A ordinary share of the Company at an exercise price of $8.91 per whole share (equivalent to $133.65 per whole share after reverse stock split). The warrants are exercisable from May 18, 2022 and will expire on May 18, 2027.
The warrants are listed on NASDAQ under the trading symbol “PRENW” and are measured based on the market price.
Movement of the balance during the years ended December 31, 2023 and 2024 is as follow:

	2024	2023
Balance at January 1	$224	$3,575
Change in fair value recognized in profit or loss	(49)	(3,351)
Balance at December 31	$175	$224